Execution Version SECURITIES PURCHASE AGREEMENT This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into effective as of May 11, 2023, by and among Daktronics, Inc., a South Dakota corporation, with headquarters located at 201 Daktronics Drive Brookings, SD 57006 (the “Company”), and Alta Fox Opportunities Fund, LP (the “Buyer”). Certain capitalized terms used herein are defined in Annex I hereto. WHEREAS: A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). B. The Company has authorized a new series of senior secured convertible notes of the Company, in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into the Company’s common stock, no par value per share (the “Common Stock”) (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Notes. C. The Buyer wishes to purchase and the Company wishes to sell at the Closing (as defined below), upon the terms and conditions stated in this Agreement, $25,000,000 in aggregate principal amount of Notes. D. At the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. E. The Notes will rank pari passu in right of payment with all other outstanding and future senior indebtedness of the Company and its Domestic Subsidiaries), will be guaranteed by all direct and indirect Domestic Subsidiaries (other than Excluded Subsidiaries (as defined in the Notes)), currently formed or formed or acquired in the future, each as evidenced by a guarantee agreement (the “Guarantees”), in the form attached hereto as Exhibit C (each as amended or modified from time to time in accordance with their terms, a “Guarantee Agreement” and a guarantor thereunder, the “Guarantor”), and will be secured by a first priority perfected security interest (subject to Permitted Liens under and as defined in the Notes which are senior by operation of law or expressly permitted to be senior under the Notes) in all of the Collateral (other than (i) Excluded Property (as defined in the Security Agreement (as defined below)) and (ii) ABL Priority Collateral (as defined in the Intercreditor Agreement, dated as of the date hereof, in the form attached hereto as Exhibit D (as amended or modified from time to time in accordance with its terms, the “Intercreditor Agreement”)) on which the Notes will be secured by a second priority perfected security interest (subject to Permitted Liens under and as defined in the Notes which are senior by operation of law or expressly permitted to be senior under the Notes)) of the Company and the Guarantors, created or acquired in the future and subject to certain exclusions and limitations set forth in the Security Documents, as evidenced by a pledge and security agreement, in the form attached hereto as Exhibit E (as amended or modified from time to time in accordance with its terms, the “Security Agreement”). F. The Notes, the Conversion Shares and the Guarantees are collectively referred to herein as the “Securities”. -1- EXHIBIT 10.3

-2- NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows: 1. PURCHASE AND SALE OF NOTES. (a) Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below as provided therein, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the Closing Date (as defined below), Notes in an aggregate principal amount of $25,000,000 (the “Closing”). (b) Closing Date. The date and time of the Closing shall be 10:00 a.m., New York City time, on the date hereof or on the first date hereafter (or such other date and time as is mutually agreed to by the Company and the Buyer) on which all of the conditions to the Closing set forth in Sections 6 and 7 below have been satisfied or waived (the date of the Closing, as determined in accordance with the foregoing, the “Closing Date”) and the Closing shall occur at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210. The Closing may also be undertaken remotely by electronic transfer of Closing documentation. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or Brookings, South Dakota are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority (as defined below) so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, New York or Brookings, South Dakota generally are open for use by customers on such day. (c) Purchase Price. The aggregate purchase price for the Notes to be purchased by the Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite the Buyer’s name in column (4) of the Buyer Schedule (less, in the aggregate, any amounts withheld pursuant to Section 4(g) hereof). On the Closing Date, (i) the Buyer shall pay $1,000.00 for each $1,000.00 of principal amount of Notes to be purchased by the Buyer at the Closing (less, in the aggregate, any amounts withheld pursuant to Section 4(g) hereof) to the Company by wire transfer of immediately available funds in accordance with the Company’s written wire instructions on Company letterhead signed by an authorized representative of the Company and (ii) the Company shall deliver to the Buyer the Notes (allocated in the principal amounts as the Buyer shall reasonably request), which the Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of the Buyer or its designee. 2. BUYER’S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company, as of the date hereof and as of the Closing Date that: (a) No Public Sale or Distribution. The Buyer is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement under the Securities Act or an exemption from such registration and in compliance with applicable federal and state securities laws. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute or effect any distribution of any of the Securities (or any securities that are derivatives thereof). For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a

-3- corporation, a trust, an unincorporated organization, any other entity, and any Governmental Authority or any department or agency thereof. (b) Accredited Investor Status. At the time the Buyer was offered the Securities, it was, and as of the date hereof and as of the Closing Date is, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (“Regulation D”) as is promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. (c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. (d) Exempt Offering. Neither the Buyer, nor to the knowledge of the Buyer, any Person acting on its behalf, has taken or will take any action hereafter that would cause the loss of any exemption from registration under the Securities Act applicable to the issuance of the Notes or the shares of Common Stock issuable upon exchange of the Notes. (e) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. (f) Purchase for Investment. The Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”) or to an accredited investor in a private transaction exempt from the registration requirements of the Securities Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f), for effecting a pledge of Securities. The Buyer (1) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities and of making an informed investment decision and (2) (I) has performed such investigations it deems necessary in order to make an informed investment decision and (II) can bear the economic risk of (x) an

-4- investment in the Securities and (y) a total loss in respect of such investment. The Buyer has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to its investment in the Securities and to protect its own interest in connection with such investment. (g) Legends. The Buyer understands that the certificates or other instruments representing the Notes and the book-entry accounts maintained by the Company’s transfer agent representing the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates): [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND REASONABLY ACCEPTABLE TO THE COMPANY, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD (X) PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR (Y) TO AN ACCREDITED INVESTOR IN A PRIVATE TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. The legend set forth above shall be removed and the Company shall issue to the holder of such Securities by electronic delivery at, (x) if eligible and requested by the holder, the applicable balance account at DTC, or (y) on the books of the Company or its transfer agent, if in the case of each of (x) and (y) (i) such Securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act and in accordance with the plan of distribution contained therein, or (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the requirements of applicable securities laws, including the Securities Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A (and such holder provides the Company with a customary Rule 144 non-affiliate representation letter in connection therewith) or to an accredited investor in a private transaction exempt from the registration requirements of the Securities Act. The Company shall use its commercially reasonable efforts to cause its transfer agent to remove the legend set forth above in connection with such sale, assignment or other transfer within two (2) trading days following the date on which it receives a written request from such holder to remove such legend, provided that the Company, its transfer agent and such counsel shall have received a letter of representations in customary form from such holder and such other documentation and evidence as may be reasonably required by the Company or its transfer agent. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

-5- (h) Organization; Authorization. The Buyer is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. (i) Validity; Enforcement. This Agreement, the Registration Rights Agreement and each of the other agreements entered into by the Buyer in connection with the transactions contemplated by the Transaction Documents have been duly and validly authorized executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. (j) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the Buyer in connection with the transactions contemplated by the Transaction Documents and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer or by which any property or asset of the Buyer is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations under this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the Buyer in connection with the transactions contemplated by the Transaction Documents. (k) Sufficient Funds. The Buyer has, and at the Closing will have, sufficiently available funds necessary to consummate the purchase of the Notes and pay to the Company the applicable Purchase Price in full for such Notes, as contemplated by Section 1(c). (l) Brokers; Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisors or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of the Buyer. (m) Ownership of Shares. The Buyer and its affiliates do not beneficially own more than 2,744,283 shares of Common Stock in the aggregate (without giving effect to the issuance of the Securities). (n) Disclosure. Assuming the accuracy of the representations and warranties in Section 3(nn), such Buyer confirms that it is not in possession of any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. (o) No Other Representations or Warranties. The Company acknowledges and agrees (i) that the representations and warranties of the Buyer in this Section 2, in any certificate delivered pursuant to this Agreement and in any of the other Transaction Documents constitute the sole and exclusive

-6- representations and warranties of the Buyer in connection with the transactions contemplated by the Transaction Documents (and notwithstanding any information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, any estimates, projections, predictions or other forward-looking information, or information relating to the quality, quantity or condition of the properties (whether real, personal or mixed) or assets of the Buyer or any of its Subsidiaries), (ii) except as expressly set forth in this Section 2, in any certificate delivered pursuant to this Agreement and in any of the other Transaction Documents, (x) no representation or warranty has been or is being made by the Buyer or any other Person as to the accuracy or completeness of any of the information provided or made available to the Company or any of its affiliates or representatives and (y) there are uncertainties inherent in attempting to make estimates, projections, forecasts, plans, budgets and similar materials and information, the Company is familiar with such uncertainties, the Company is taking full responsibility for making its own evaluations of the adequacy and accuracy of any and all estimates, projections, forecasts, plans, budgets and other materials or information that may have been delivered or made available to it or any of its representatives and the Company has not relied or will not rely on such information, and (iii) that (x) all other representations and warranties of any kind or nature expressed or implied are specifically disclaimed by the Buyer, (y) the Company has not relied on any representations and warranties other than those set forth in Section 2, in any certificate delivered pursuant to this Agreement and in any of the other Transaction Documents and (z) neither the Buyer nor any of its affiliates shall have any liability to the Company or its affiliates resulting from the Company’s reliance on any such information. Notwithstanding anything to the contrary, nothing in this Section 2(o) shall limit the Company’s remedies with respect to claims of Fraud or Willful Breach. 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date, except for the representations and warranties that speak as of a specific date, which shall be made as of such date, and except as qualified in their entirety (i) as set forth on the applicable section of the disclosure schedules attached to this Agreement or any other section of the disclosure schedules to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such other section and (ii) by the SEC Documents (as defined below) (excluding any disclosures contained or referenced therein under the captions “Risk Factors” or “Forward Looking Statements” or any other disclosures contained or referenced therein relating to information, factors or risks that are predictive, cautionary or forward-looking in nature): (a) Organization and Qualification. Each of the Company and each “Subsidiary” (as defined below) of the Company are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations, results of operations, or condition (financial or otherwise) of the Company and its Subsidiaries, individually or taken as a whole, or on the enforceability of the Transaction Documents, (ii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below) or (iii) the material rights and remedies available to the Collateral Agent and the Buyer under the Transaction Documents. The Company has no Subsidiaries except as set forth in Schedule 3(a)(i). The Company does not own, directly or indirectly, any equity interests in any Person other than its Subsidiaries, except as set forth in Schedule 3(a)(i). Other than the Subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year, the Company

-7- has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The outstanding shares of capital stock or the ownership interests of each of the Subsidiaries of the Company have been duly authorized and validly issued, and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding. “Subsidiary” means any direct or indirect subsidiary of the Company or a Guarantor, as applicable. Notwithstanding the foregoing, no Excluded Joint Venture shall be considered a Subsidiary of any Note Party. (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Security Documents (as defined below), the Intercreditor Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the reservation for issuance and the issuance of the Conversion Shares issuable pursuant to the terms of the Notes have been duly authorized by the Company’s Board of Directors and, other than (i) any filings as may be required by any state securities agencies, (ii) a supplemental listing application or listing of additional shares notification with the Principal Market (as defined below) and (iii) the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement (collectively, the “Required Filings”), no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. At or prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. As used herein, “Security Documents” means the Guarantee Agreement, the Security Agreement, the Perfection Certificate (as defined in the Security Agreement), any account control agreements, any and all financing statements, fixture filings, security agreements, pledges, assignments, and all other documents executed by a Note Party and delivered to the Collateral Agent to create, perfect, and continue perfected or to better perfect the Collateral Agent’s security interest in and liens on all of the Collateral of the Note Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal) in accordance with the terms of the Transaction Documents. (c) Issuance of Securities. The issuance of the Notes is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, the Notes shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof. An amount of shares of Common Stock has been duly authorized and reserved (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date (as defined in the Notes) for issuances with respect to the Notes equal to the

-8- Required Reserve Amount (as defined below) pursuant to Section 4(l). The Conversion Shares, when issued upon conversion of the Notes, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders of such Conversion Shares being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the issuance of the Conversion Shares upon conversion of the Notes) will not (i) result in a violation of the Articles of Incorporation or Bylaws or other organizational documents of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, the ABL Agreement (as defined in the Notes), the Intercreditor Agreement, or any other agreement, credit facility, indenture or debt or other instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment, injunction or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The Nasdaq Global Select Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming the making of the Required Filings and except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (e) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filings), any Governmental Authority or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, except (i) such as have been obtained or made and are in full force and effect, (ii) any filing necessary to perfect Liens created pursuant to the Transaction Documents and (iii) where the failure to obtain such consents, authorizations, orders, filings or registrations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date), and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the listing requirements of the Principal Market and to the knowledge of the Company there are no facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market. “To the knowledge of the Company” means the actual knowledge of Reece Kurtenbach, Sheila Anderson and Carla Gatzke, in each case after reasonable inquiry of their respective direct reports. (f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to the knowledge of the Company, an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Stock (as defined for

-9- purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives. (g) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor, to the knowledge of the Company, any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company acknowledges that it has engaged the financial advisors set forth on Schedule 3(g) in connection with the sale of the Securities and other than such financial advisors, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities. (h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. (i) Application of Takeover Protections; Rights Agreement. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to the Buyer solely as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyer’s ownership of the Securities. (j) SEC Documents; Financial Statements. Except as disclosed on Schedule 3(j), since May 1, 2022 (the “Company Effective Date”), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed from and including the Company Effective Date to the Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyer or its representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and the SEC Documents, at the time they were filed with the SEC, did not (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) in that case of any SEC

-10- Documents other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved (“GAAP”) (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of each of the Company and its Subsidiaries, on a consolidated basis, at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements will be subject to normal year-end adjustments which will not be material, either individually or in the aggregate to the Company and its Subsidiaries, on a consolidated basis. (k) Absence of Certain Changes. Since the Company Effective Date, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, backlog, condition (financial or otherwise), results of operations of the Company or any of its Subsidiaries. Since January 28, 2023, (i) there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, backlog, condition (financial or otherwise), or results of operations of the Company or any of its Subsidiaries, and there is no change known to the Company or any facts or circumstances that would reasonably be expected to give rise to or cause such a change, (ii) there has been no termination or cancellation of, no adverse modification or adverse change in, and no dispute in respect of, the business relationship of the Company or any of its Subsidiaries with respect to any of their respective customers that would be material to the Company and its Subsidiaries, taken as a whole, and (iii) neither the Company nor any of its Subsidiaries has received notice that the benefits of any relationship with any of their respective material customers will not continue after the Closing in substantially the same manner as before the date of this Agreement, and no such customer has notified the Company or any of its Subsidiaries that intends to modify or change any existing agreement with the Company or such Subsidiary. Since January 28, 2023, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends or made any distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock or (ii) sold any assets, individually or in the aggregate, with a fair market value in excess of $500,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000 outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has sought protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, and, none of its creditors has initiated, or, to the knowledge of the Company, has threatened to initiate, involuntary bankruptcy proceedings against the Company or any of its Subsidiaries. The Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. (l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial

-11- condition, that required disclosure by the Company on a Current Report on Form 8-K, or would require disclosure on Form 8-K within the four business days following the date of this Agreement upon such occurrence, and that has not been filed with the SEC. (m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designations, preferences or rights of any other outstanding series of stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, articles of incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, except in all cases for violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. Since the Company Effective Date, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. On or prior to the Closing, the Company has listed all of the Conversion Shares on the Principal Market. (n) Sarbanes-Oxley Act. The Company is in compliance in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and the applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. (o) Transactions With Affiliates. None of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors and other transactions expressly permitted under Section 13(n) of the Notes), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner, in each case that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act and that has not been disclosed in the SEC Documents. (p) Equity Capitalization. As of May 4, 2023, the authorized capital stock of the Company consisted of (i) 115,000,000 shares of Common Stock, of which 45,699,968 are issued and outstanding (including 136,869 shares subject to issued and outstanding restricted stock awards, but not including (A) options to purchase 915,400 shares of Common Stock issued and outstanding under the Company’s 2020 Stock Incentive Plan (the “2020 Plan”), (B) 409,335 shares of Common Stock issuable in respect of issued and outstanding restricted stock units issued under the 2020 Plan, (C) 1,802,649 shares of Common Stock reserved and available for issuance under the 2020 Plan, which shares are not subject to outstanding grants as of April 21, 2023, (D) options to purchase 815,318 shares of Common Stock issued and outstanding under the Company’s 2015 Stock Incentive Plan (the “2015 Plan”), (E) 71,316 shares of Common Stock issuable in respect to issued and outstanding restricted stock units under the 2015 Plan), (F) 1,390,024 shares of Common Stock reserved for issuance under the 2015 plan, which shares are not subject to outstanding incentive grants (provided that, notwithstanding the reservation of such shares, the

-12- 2015 Plan has expired and no additional incentive grants shall be made under the 2015 Plan), (G) options to purchase 314,632 shares of Common Stock issued and outstanding under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”), (H) 2,278,697 shares of Common Stock reserved for issuance under the 2007 plan, which shares are not subject to outstanding incentive grants (provided that, notwithstanding the reservation of such shares, the 2007 Plan has expired and no additional incentive grants shall be made under the 2007 Plan), or (I) 1,574,551 shares of Common Stock reserved for issuance under the Company’s Employee Stock Purchase Plan, (ii) 5,000,000 shares of undesignated stock, no par value, of which as of the date hereof, none are issued and outstanding, and (iii) 1,907,445 shares of Common Stock are held in treasury or owned by the Company’s Subsidiaries. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. (i) None of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) except as disclosed in Schedule 3(p)(ii), there are no outstanding options, warrants, scrips, rights or obligations to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as disclosed in Schedule 3(p)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Funded Indebtedness with a value in excess of $250,000 individually or $2,500,000 in the aggregate in the case of related obligations; (iv) [reserved]; (v) there are no agreements or arrangements (other than pursuant to the Registration Rights Agreement) under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) as of the Closing, there are no outstanding securities or instruments of the Company or any of its Subsidiaries, which contain any redemption or similar provisions which may be triggered prior to such date that is 91 days after the Maturity Date (as defined in the Notes) of the Notes, and there are no contracts, commitments, understandings or arrangements, by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries prior to such date that is 91 days after the Maturity Date of the Notes, (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (ix) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (x) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or any of its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not reasonably expected to have a Material Adverse Effect. True, correct and complete copies of the Company’s articles of incorporation, as amended and restated and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s by-laws, as amended and restated and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto have heretofore been filed as part of the SEC Documents. (q) Indebtedness and Other Contracts. As of the date of this Agreement, neither the Company nor any of its Subsidiaries, (i) except as disclosed in Schedule 3(q)(i), has any outstanding Funded Indebtedness with a value in excess of $250,000 individually or $2,500,000 in the aggregate in the case of related obligations, (ii) except as disclosed in Schedule 3(q)(ii), is a party to any contract, agreement or

-13- instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. (r) Absence of Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the actual knowledge of any Note Party without inquiry, threatened against or affecting, any Note Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Transaction Document or the Securities. (s) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. (t) IT Systems; Data Privacy and Security. The information technology and computer systems, including the software, firmware, hardware, equipment, networks, data communication lines, interfaces, databases, storage media, websites, platforms and related systems owned, licensed or leased by the Company and its Subsidiaries (collectively, “IT Systems”) are sufficient for the conduct of each of the businesses of the Company and its Subsidiaries, in all material respects, and to the knowledge of each of the Company and its Subsidiaries, do not contain any “viruses”, “worms”, “time-bombs”, “key-locks”, or any other devices intentionally designed to disrupt or interfere with the operation of the IT Systems or equipment upon which the IT Systems operate, or the integrity of the data, information or signals the IT Systems produce; and during the last three (3) years, there have been no material failures, breakdowns, continued substandard performance or other adverse events affecting any of the IT Systems. Each of the Company and its Subsidiaries has and maintains commercially reasonable business continuity and disaster recovery plans, procedures and facilities appropriate for its business and has taken commercially reasonable steps to safeguard the integrity and security of the IT Systems, and to the knowledge of each of the Company and its Subsidiaries, there has been no unauthorized access, or any intrusions or breaches, of the IT Systems during the last three (3) years. Each of the Company and its Subsidiaries is, and during the last three (3) years has been, in compliance in all material respects with all Data Privacy and Security Laws applicable to it. Each of the Company and its Subsidiaries has maintained and posted all requisite privacy notices pursuant to Data Privacy and Security Laws. Each of the Company and its Subsidiaries has commercially reasonable security measures in place designed to protect all Personal Data under its control or in its possession from unauthorized use, access, modification or destruction. To the knowledge of the Company, during the last three (3) years, none of the Company nor its Subsidiaries has suffered any material breach in security or other incident that has permitted any unauthorized access to the Personal Data under its control or possession. There are no material claims, actions or proceedings against or affecting any of the Company or its Subsidiaries pending or threatened in writing, relating to or arising under Data Privacy and Security Laws. None of the Company nor its Subsidiaries has received any written notices from the Department of Justice, U.S. Department of Education, Federal Trade Commission, or the Attorney General of any state, or any equivalent foreign Governmental Authority, relating to possible violations of Data Privacy and Security Laws. For purposes of this Agreement, (i) “Data Privacy and Security Laws” shall mean (a) all applicable laws relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization, and (b) all published policies of the Company and its Subsidiaries relating to the Processing of Personal Data or otherwise relating to privacy,

-14- data protection, data security, cyber security, breach notification or data localization; (ii) “Processing” shall mean the collection, use, storage, processing, recording, distribution, transfer, import, export, protection, disposal or disclosure or other activity regarding or operations performed on data or information (whether electronically or in any other form or medium); and (iii) “Personal Data” shall mean any information that, alone or in combination with other information held by the Company and its Subsidiaries, allows the identification of an individual, including name, street address, telephone number, e-mail address, photograph, social security number, driver’s license number, passport number, customer or account number, biometrics, IP address, geolocation data or persistent device identifier, or any other information that is otherwise considered personal information, personal data, protected health information and is regulated by applicable Data Privacy and Security Laws. (u) Employee Benefits. To the knowledge of the Company, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. (v) Employee Relations. As of the date of this Agreement, there are no strikes, lockouts or slowdowns against any Note Party or any Subsidiary pending or, to the knowledge of any Note Party without inquiry, threatened. The hours worked by and payments made to employees of the Note Parties and their Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Note Party or any Subsidiary, or for which any claim may be made against any Note Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Note Party or such Subsidiary. (w) Properties. As of the date of this Agreement, Schedule 3(w) sets forth the address of each parcel of real property that is owned by any Note Party or that is leased by any Note Party except for any leased real property under which the aggregate monthly rental payments by the applicable Note Party does not exceed $5,000. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Each of the Note Parties and each of its Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all of its real and personal property, free of all Liens other than Permitted Liens. (x) [Reserved] (y) Environmental Laws. (i) No Note Party or any Subsidiary has received notice of any claim with respect to any material Environmental Liability or knows of any basis for any material Environmental Liability which has not been disclosed to the Buyer and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Note Party or any Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or result in material liability of the Company or its Subsidiaries, (i) there has been no Release (as hereinafter defined) of Hazardous Materials that could reasonably be expected to result in a claim or liability under any Environmental Law in, at, on or under or migrating from any real property currently or formerly owned, leased or operated by the Company or its Subsidiaries or in, at, on or under any other property to which of

-15- the Company or its Subsidiaries sent Hazardous Materials for treatment or disposal; (ii) neither the Company nor its Subsidiaries is a party to any agreement or the subject of any law, rule, regulation, order, judgment or decree that requires the Company or its Subsidiaries to conduct a remedial action with respect to Hazardous Materials or requires the Company or its Subsidiaries to indemnify, defend or hold harmless any Governmental Authority or Person from or against any claim or liability under Environmental Laws; and (iii) to the knowledge of the Company and its Subsidiaries, there are no underground storage tanks at any real property currently owned, leased or operated by the Company or its Subsidiaries. The term “Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, dispersal, migrating, injecting, escaping, leaching, dumping, or disposing on or into the indoor or outdoor environment. (z) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary. (aa) Tax Status. Each Note Party and each Subsidiary has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings and for which such Note Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be expected to result in a Material Adverse Effect. Except to the extent permitted under the Notes, no tax liens have been filed and no claims are being asserted with respect to any such taxes. (bb) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth on Schedule 3(bb), the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth on Schedule 3(bb), since the Company Effective Date, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries. (cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. (dd) Investment Company Status. Neither the Company nor any of its Subsidiaries is, and upon consummation of the sale of the Securities, will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of,

-16- or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended. (ee) Acknowledgement Regarding Buyers’ Trading Activity. The Company acknowledges and agrees that (i) the Buyer has not been asked to agree, nor has the Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) the Buyer, and counter-parties in “derivative” transactions to which any the Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iii) the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that the Buyer may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares are being determined and/or the conversion ratios of the Notes are being adjusted or recalculated and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any of the documents executed in connection herewith (except as specifically set forth in this Agreement, the Notes or any of the documents executed in connection herewith). (ff) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the financial advisors set forth on Schedule 3(g), sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the financial advisors set forth on Schedule 3(g), paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. (gg) U.S. Real Property Holding Corporation. The Company is not a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon the Buyer’s request for so long as the Company reasonably believes it is eligible to make such a certification. (hh) Eligibility for Registration. The Company is eligible to register shares of its Common Stock for resale using Form S-3 promulgated under the Securities Act. (ii) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to the Buyer hereunder on the Closing Date will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with in all material respects. (jj) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

-17- (kk) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the Securities Act. (ll) Compliance with Anti-Corruption Laws and Sanctions. Each Note Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Note Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Note Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Note Party, its employees and agents, are in compliance with Anti- Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Note Party being designated as a Sanctioned Person. None of (a) any Note Party, any Subsidiary or any of their respective directors, officers or, to the knowledge of any such Note Party or Subsidiary, employees, or (b) to the knowledge of any such Note Party or Subsidiary, any agent of such Note Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No issuance of Securities or the use of proceeds, Transaction or other transaction contemplated by this Agreement or the Transaction Documents will violate Anti-Corruption Laws or applicable Sanctions. (mm) No Additional Agreements. The Company does not have any agreement or understanding with the Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents. (nn) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Buyer makes no, nor has made any, representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. (oo) Stock Option Plans. Each stock option, if any, granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option

-18- would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects. (pp) No Disagreements with Accountants. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. (qq) Other Covered Persons. Except as set forth on Schedule 3(g), the Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of the Buyer or potential purchasers in connection with the sale of any 4(a)(2) Securities. (rr) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable pursuant to terms of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares pursuant to the terms of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. (ss) Ranking of Notes; Effectiveness of Security. No Indebtedness of the Company or any of its Subsidiaries is senior to the Notes in right of payment or, except for Permitted Indebtedness (as defined in the Notes) (other than Permitted Indebtedness described in clauses (iii) and (ix) of such definition), ranks pari passu with the Notes in right of payment, whether with respect of payment of principal, redemptions, interest, or upon liquidation or dissolution or otherwise. The Security Agreement, together with all other Security Documents, are effective to create and perfect a first lien security interest in favor of the Collateral Agent (on behalf of the Holders) or, solely in the case of ABL Priority Collateral (as defined in the Intercreditor Agreement), a second lien security interest in favor of the Collateral Agent (on behalf of the Holders) on all of the Collateral (as defined in the Security Agreement) to the extent that such security interest can be perfected by the filing of Uniform Commercial Code financing statements, the entry into account control agreements (to the extent required by the Notes and the Security Agreement) and the taking of such other actions with respect to perfection required to be taken under the Security Agreement and the other Security Documents. (tt) No Other Representations and Warranties. The Buyer acknowledges and agrees (i) that the representations and warranties of the Company in this Section 3, in any certificate delivered pursuant to this Agreement and in any of the other Transaction Documents constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated by the Transaction Documents (and notwithstanding any information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, any estimates, projections, predictions or other forward-looking information, or information relating to the quality, quantity or condition of the properties (whether real, personal or mixed) or assets of the Company or any of its Subsidiaries), (ii) except as expressly set forth in this Section 3, in any certificate delivered pursuant to this Agreement and in any of the other Transaction Documents, (x) no representation or warranty has been or is being made by the Company or any other Person as to the accuracy or completeness of any of the information provided or made available to the Buyer or any of its affiliates or representatives and (y) there are uncertainties inherent in attempting to make estimates, projections, forecasts, plans, budgets and similar materials and information, the Buyer is familiar with such uncertainties, the Buyer is taking full responsibility for making its own evaluations of the adequacy and accuracy of any and all estimates,

-19- projections, forecasts, plans, budgets and other materials or information that may have been delivered or made available to it or any of its representatives and the Buyer has not relied or will not rely on such information, and (iii) that (x) all other representations and warranties of any kind or nature expressed or implied are specifically disclaimed by the Company, (y) the Buyer has not relied on any representations and warranties other than those set forth in Section 3, in any certificate delivered pursuant to this Agreement and in any of the other Transaction Documents and (z) neither the Company nor any of its affiliates shall have any liability to the Buyer or its affiliates resulting from the Buyer’s reliance on any such information. Notwithstanding anything to the contrary, nothing in this Section 3(tt) shall limit the Buyer’s remedies with respect to claims of Fraud or Willful Breach. 4. COVENANTS. (a) Best Efforts. The Buyer shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and the conditions to be satisfied by it as provided in Section 7 of this Agreement. (b) Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer, on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date. (c) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) no longer hold Registrable Securities and none of the Notes are outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. (d) Use of Proceeds. The Company will use the proceeds from the sale of the Notes for working capital and general corporate purposes. (e) Financial Information. For so long as the Buyer owns any Notes, the Company agrees to send the following to the Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the Exchange Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act and (ii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. (f) Listing. The Company shall maintain the listing of all Conversion Shares from time to time issuable under the terms of the Notes upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed. For so long as the Buyer owns any Notes, the Company shall use its reasonable best efforts to maintain the listing or authorization for quotation (as the case may be) of the Common Stock on the Principal Market or any other Eligible Market (as defined in the Notes) and neither the Company nor any of its Subsidiaries shall take any action which would be

-20- reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f). (g) Fees. Upon the consummation of the Closing, the Company shall reimburse the Buyer for all reasonable, documented out-of-pocket costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements of one outside counsel in connection herewith and therewith, documentation and implementation of the transactions contemplated by the Transaction Documents or other transactions and due diligence in connection therewith), which amounts may be withheld by the Buyer from its Purchase Price for any Notes, if any, purchased at the Closing to the extent not previously reimbursed by the Company; provided that, in the event the Buyer terminates this Agreement pursuant to Section 8(a)(iv), the Company shall not be required to reimburse the Buyer for any costs and expenses in excess of $300,000 in the aggregate. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by the Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer. (h) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor. (i) Disclosure of Transactions and Other Material Information. On or before the Disclosure Time, the Company shall issue a press release (the “Announcement Press Release”) and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents. Such Current Report on Form 8-K shall be in a form reasonably acceptable to the Buyer and shall be in the form required by the Exchange Act and attach the Transaction Documents required to be attached by the Exchange Act (the “8-K Filing”). The Announcement Press Release shall be mutually agreed by the Company and the Buyer, and the Company agrees that it shall not issue the Announcement Press Release without the Buyer’s consent (not to be unreasonably withheld, delayed or conditioned). From and after the filing of the 8-K Filing with the SEC, the Buyer shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective affiliates, officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective affiliates, officers, directors, employees and agents, not to, provide the Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Buyer. If the Buyer has, or reasonably believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective affiliates, officers, directors, employees or agents, it may provide the Company with written notice thereof. The Company shall, within two (2) Trading Days (as defined in the

-21- Notes) of receipt of such notice, make public disclosure of such material, nonpublic information; provided, however, that the Company shall not be required to make such public disclosure if the Board of Directors or the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company determines that such public disclosure would be materially detrimental to the Company or require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; provided, further, that the Company may, but shall not be required to, make such public disclosure of any material, nonpublic information that the Buyer has received from the Company at the Buyer’s written request (including, but not limited to, forecasts or business plans prepared by the Company’s management). To the extent that the Company delivers any material, non-public information to the Buyer without the Buyer’s consent, the Company hereby covenants and agrees that the Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information; provided, that the Buyer shall remain subject to applicable law. None of the Company, any of its Subsidiaries or the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior written consent of each other party hereto; provided, however, that the Company shall be entitled, without the prior approval of the Buyer (not to be unreasonably withheld, delayed or conditioned), to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and press release contemplated by this Section 4(i) and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Except for the Registration Statement required to be filed pursuant to the Registration Rights Agreement, the 8-K Filing or as required by applicable law, without the prior written consent of the Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Buyer in any filing, announcement, release or otherwise. As used herein, “Disclosure Time” means, (i) if this Agreement is signed after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise agreed by Alta Fox Opportunities Fund, LP (the “Lead Investor”) and the Company, or (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise agreed by the Lead Investor and the Company. (j) Additional Notes; Dilutive Issuances. So long as the Buyer beneficially owns any Notes, the Company will not issue any Notes other than to the Buyer as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For so long as any Notes remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuances (as defined in the Notes) if the effect of such Dilutive Issuance is to cause, or but for the Securities Limitations (as defined below) would cause, the Company to be required to issue upon conversion of any Note any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market, in each case without giving effect to the limitations on conversion contained in the Notes (such limitations collectively, the “Securities Limitations”). (k) Corporate Existence. So long as the Buyer beneficially owns any Securities, the Company shall (i) maintain its corporate existence and (ii) not be party to any Change of Control (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Change of Control set forth in the Notes. (l) Reservation of Shares. For so long as the Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuances with respect to the Notes, a number of shares of Common Stock sufficient to permit the conversion of all of the

-22- then outstanding Notes pursuant to the terms thereof (the “Required Reserve Amount”). If at any time following the Company’s receipt of a Required Reserve Amount Request the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the applicable Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(l), in the case of an insufficient number of authorized shares, and using reasonable best efforts to obtain stockholder approval of an increase in such authorized number of shares so that the number of authorized shares is sufficient to meet the applicable Required Reserve Amount. (m) Conduct of Business. Each Note Party will, and will cause each Subsidiary to, (x) comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws) and (y) perform in all material respects its obligations under material agreements to which it is a party, except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Note Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Note Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. (i) The Company shall maintain in effect and enforce policies and procedures designed to promote compliance by it and its Subsidiaries and their respective directors, officers, employees and agents, with Anti-Corruption Laws and applicable Sanctions. (ii) The Company shall provide such information and documentation as the Buyer may reasonably require to satisfy compliance with Anti-Corruption Laws and applicable Sanctions. (n) Public Information. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending on the twelve (12) month anniversary of the Closing Date, if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price of such holder’s Securities on the day of a Public Information Failure and on every thirtieth day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Securities from selling such Securities pursuant to Rule 144 without any restrictions or limitations. The payments to which a holder shall be entitled pursuant to this Section 4(n) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Notwithstanding anything to the contrary herein, in no event shall the aggregate amount of Public Information Failure Payments payable hereunder, Registration Delay Payments (as defined in the Registration Rights Agreement) payable under the Registration Rights Agreement and amounts payable pursuant to a Conversion Failure (as defined in the Notes) under the Notes, together with any interest

-23- accrued thereon in accordance with this Agreement, the Registration Rights Agreement or the Notes (as applicable), exceed fifteen percent (15.0%) of the aggregate Purchase Price. (o) Collateral Agent. (i) The Buyer hereby (a) appoints Alta Fox Opportunities Fund, LP as the collateral agent hereunder and under the Security Documents (in such capacity, the “Collateral Agent”), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on the Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or pursuant to any Security Documents, a fiduciary relationship in respect of the Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to the Buyer for any action taken or omitted to be taken in connection hereof or the Security Documents except to the extent caused by its own bad faith, gross negligence or willful misconduct, and the Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. (ii) The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. (iii) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the Notes and the Security Documents at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the Required Holders shall appoint a successor Collateral Agent with the consent of the Company (such consent not to be unreasonably withheld); provided that no such consent of the Company shall be required if an Event of Default under the Notes shall have occurred and is continuing. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the Security Agreement. After any Collateral Agent’s resignation hereunder, the provisions of this Section 4(o) shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent with the consent of the Company (such consent not to be unreasonably withheld); provided that no such consent of the Company shall be required if an Event of Default under the Notes shall have occurred and is continuing, who shall serve until such time, if any, as the holders of a majority of the outstanding principal amount of Notes appoints a successor Collateral Agent as provided above. (iv) The Company hereby covenants and agrees to take all actions as promptly as practicable reasonably requested by either the Required Holders or the Collateral Agent (or its successor), from time to time pursuant to the terms of this Section 4(o), to facilitate the replacement of any resigning Collateral Agent in accordance with the terms of this Section 4(o), including executing any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent; provided that

-24- in no event shall the Company be required to pay any successor Collateral Agent any fees or other amounts which it was not obligated to pay the resigning Collateral Agent pursuant to the Transaction Documents other than a customary collateral agent fee (subject to the Company’s consent, not to be unreasonably withheld, conditioned or delayed). (p) Equal Treatment of Buyers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. (q) Integration. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions of any trading market. 5. REGISTER; TRANSFER AGENT INSTRUCTIONS. (a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person and the number of Conversion Shares issuable pursuant to the terms of the Notes. The Company shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives. (b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, substantially in the form of Exhibit F attached hereto (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares issued upon conversion of the Notes in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Notes. The Company covenants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If the Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend in accordance with Section 2(g); provided, that the Buyer has provided all documentation and evidence (which may include an opinion of counsel and a customary representation letter) as may be reasonably required by the Company or the transfer agent. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

-25- 6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Notes to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof: (a) The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company. (b) The Buyer shall have delivered to the Company the Purchase Price for the Notes being purchased by the Buyer at the Closing by wire transfer of immediately available funds. (c) The representations and warranties of the Buyer in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date. The Company, shall have received a certificate, executed by the Buyer’s general partner, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit H-1. (d) The Company shall have obtained all governmental or regulatory consents and approvals, if any, necessary for the sale of the Securities. 7. CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof (other than Section 7(k) which may not be waived by the Buyer in any respect): (a) The Company shall have duly executed and delivered to the Buyer: (A) each of the Transaction Documents and (B) the Notes (allocated in such principal amounts as the Buyer shall request), being purchased by the Buyer at the Closing pursuant to this Agreement, (C) an executed copy of the ABL Agreement (as defined in the Notes), effective on the Closing Date, and executed copies of all other material “Loan Documents” as defined in the ABL Agreement and (D) an executed copy of the Intercreditor Agreement executed by the Company, each Guarantor and the ABL Agent (as defined in the Notes). (b) The Company shall have delivered to the Buyer a copy of the Irrevocable Transfer Agent Instructions, substantially in the form of Exhibit F attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent. (c) The Buyer shall have received the opinion of Winthrop & Weinstine, P.A., the Company’s outside counsel, dated as of the Closing Date, in a form reasonably acceptable to such Buyer. (d) The Company shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Company and each Guarantor in such entity’s jurisdiction of formation

-26- issued by the Secretary of State (or comparable office) of such jurisdiction dated within ten (10) Business Days prior to the Closing Date. (e) The Company shall have delivered to the Buyer a certified copy of the Articles of Incorporation and the certificate of incorporation, articles of incorporation or certificate of formation (as applicable) of each Guarantor as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of such entity within ten (10) Business Days prior to the Closing Date. (f) The Company shall have delivered to the Buyer a certificate, executed by the Secretary of the Company and each Guarantor and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors and each Guarantor’s governing body in a form reasonably acceptable to the Buyer, (ii) the Articles of Incorporation of the Company and (iii) the Bylaws and the bylaws of each Guarantor, each as in effect at the Closing, in the form attached hereto as Exhibit G. (g) The representations and warranties of the Company made under in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit H-2. (h) The Collateral Agent shall have received all documents, instruments, filings and recordations reasonably necessary in connection with the perfection of a valid security interest in the Collateral (as defined in the Security Agreement) of the Company and each Guarantor, and, in the case of UCC filings, such filings shall be in proper form for filing. (i) The Collateral Agent shall have received the results of searches for any effective UCC financing statements, tax liens or judgment liens filed against the Company or any Guarantor or any property of any of the foregoing, which results shall not show any such liens (other than Permitted Liens). (j) The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each Guarantor, together with the original stock certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer. (k) The Common Stock (I) shall be designated for quotation or listed (as applicable) on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market. (l) The Company shall have provided the applicable listing of additional shares notification to the Principal Market, and the Principal Market shall not have made any objection (not subsequently withdrawn) that the consummation of the transactions contemplated by this Agreement would violate the Principal Market’s listing rules applicable to the Company and that if not withdrawn would result in the delisting of the Common Stock;

-27- (m) The Company shall have obtained all governmental or regulatory consents and approvals, if any, necessary for the sale of the Securities. (n) The Buyer shall have received the Company’s wire instructions on Company letterhead duly executed by an authorized executive officer of the Company. 8. TERMINATION. (a) This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: (i) by the mutual written consent of the Company and the Buyer; (ii) by either the Company or the Required Holders, as a group, if the Closing has not occurred on or prior to the date that is twenty (20) Business Days from the date hereof (the “Termination Date”); provided that the right to terminate this Agreement under this Section 8(a)(ii) shall not be available to any party if any breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement has been a principal cause of or primarily resulted in the events specified in this Section 8(a); (iii) by either the Company or the Required Holders, as a group, if any temporary or permanent order, judgment, injunction, ruling, writ or decree of any Governmental Authority shall have been enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority or if any proceeding brought by a Governmental Authority seeking any of the foregoing shall be pending, or any applicable law shall be in effect enjoining or otherwise prohibiting consummation of the transactions contemplated hereby, and shall have become final and non-appealable prior to the Closing Date; (iv) by the Required Holders, as a group, if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7(g) and (ii) is incapable of being cured prior to the Termination Date; and (v) by the Company if the Buyer shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6(c) and (ii) is incapable of being cured prior to the Termination Date. (b) Any termination of this Agreement as provided in Section 8(a) shall be effective upon delivery of written notice thereof (i) by the Company to the Required Holders or (ii) by the Required Holders to the Company, as applicable, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than this Section 8(b) and Section 9, all of which shall survive termination of this Agreement, and there shall be no liability on the part of the Buyer or the Company in connection with this Agreement, except that no such termination shall relieve any party hereto from liability for damages to another party resulting from a Willful Breach of any representation, warranty, covenant or agreement in this Agreement prior to the date of termination or from Fraud. A “Willful Breach” means, with respect to any Person, a material breach or failure to perform that is the consequence of an act or omission of such party with the knowledge that such act or omission would, or would be reasonably expected to, cause a material breach of this Agreement. Notwithstanding anything herein to the contrary, if this Agreement is terminated pursuant to this Section 8, the Company shall remain

-28- obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 4(g). 9. MISCELLANEOUS. (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. (b) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or email transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. (d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

-29- (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Buyer and holders of Securities and the Company. No provisions hereto may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of Notes, as the case may be. The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As used herein, “Required Holders” means (I) prior to the Closing Date, the Buyer and (II) on or after the Closing Date, holders of a majority of the outstanding Principal (as defined in the Notes) amount of the Notes (calculated as of the date of the applicable amendment, waiver, consent or modification), which shall include the Lead Investor so long as the Lead Investor or any of its affiliates holds at least 25% of the outstanding Securities at such time. The Buyer and each Holder agrees that, except with the written consent of the Collateral Agent, it will not take any enforcement action hereunder or under any other Transaction Document or exercise any right that it might otherwise have under applicable law or otherwise to credit bid at foreclosure sales, UCC sales, any sale under Section 363 of the Bankruptcy Code or other similar dispositions of Collateral. Notwithstanding the foregoing, however, a Holder may take action to preserve or enforce its rights against a Note Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of the Guaranteed Obligations (as defined in the Guarantee Agreement) held by such Holder, including the filing of proofs of claim in a case under the Bankruptcy Code. Notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, the Note Parties, the Collateral Agent and each Holder agrees that no Holder shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee Agreement; it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Collateral Agent, on behalf of the Secured Parties (as defined in the Security Agreement) in accordance with the terms hereof and all powers, rights and remedies under the other Transaction Documents may be exercised solely by the Collateral Agent. (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be: If to the Company: Daktronics, Inc.

-30- 201 Daktronics Drive Brookings, SD 57006 E-Mail: legal@daktronics.com With a copy (for informational purposes only) to each of: Vinson & Elkins L.L.P. 1114 Avenue of the Americas 32nd Floor New York, NY, 10036 Attention: Stephen Gill; Francisco Morales Barrón; Jackson O’Maley Email: sgill@velaw.com; fmorales@velaw.com; jomaley@velaw.com and Winthrop & Weinstine, P.A. Capella Tower, Suite 3500 225 South 6th Street Minneapolis, MN 55402 Attention: Michele Vaillancourt; Evan Sheets Email: mvaillancourt@winthrop.com; esheets@winthrop.com If to the Transfer Agent: Equiniti Trust Company 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120 Attention: Martin J. Knapp Telephone: (651) 450-4027 Email: Martin.Knapp@equiniti.com If to the Buyer, to its address and e-mail address set forth on the Buyer Schedule, with copies to the Buyer’s representatives as set forth on the Buyer Schedule, with a copy (for informational purposes only) to: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attention: James P. Barri, Jared J. Fine and Kim De Glossop Email: jbarri@goodwinlaw.com, jfine@goodwinlaw.com and kdeglossop@goodwinlaw.com or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable

-31- evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively. (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Change of Control (unless the Company is in compliance with the applicable provisions governing Change of Control set forth in the Notes). The Buyer may assign some or all of its rights hereunder in connection with a transfer of any of its Securities that is permitted and consummated in accordance with the terms of the Transaction Documents without the consent of the Company; provided such assignee agrees in writing to be bound by the provisions hereof that apply to the Buyer, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights. (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as defined below) shall have the right to enforce the obligations of the Company with respect to Section 9(k). (i) Survival. Unless this Agreement is terminated under Section 8 hereof, the representations and warranties of the Buyer and the Company contained in Sections 2 and 3 shall survive the Closing for a period of 12 months following the Closing, and the agreements and covenants set forth in Sections 4, 5 and 9 which by their terms are required to be performed after the Closing shall survive the Closing in accordance with their terms. (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. (k) Indemnification. (i) Indemnity. The Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims (including causes of action, suits or claims asserted directly by or between an Indemnitee and the Company), losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company in Section 3, or any other certificate, instrument or document contemplated by this Agreement, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby that are actually incurred (unless such cause of action, suit or claim is based upon a material breach of an Indemnitee’s representations or warranties, or any failure of an Indemnitee or its affiliates to perform or comply, in any material respect,

-32- with any of its covenants or agreements, in this Agreement or in any other Transaction Documents, or any violations by an Indemnitee or its affiliates of state or federal securities or other laws or regulations, or any conduct by such Indemnitee or its affiliate which constitutes bad faith, fraud, gross negligence or willful misconduct). The Buyer shall defend, protect, indemnify and hold harmless the Company and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims (including causes of action, suits or claims asserted directly by or between a Company Indemnitee and the Buyer), losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Company Indemnified Liabilities”), incurred by any Company Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Buyer in Section 2, or any other certificate, instrument or document contemplated by this Agreement or (b) any breach of any covenant, agreement or obligation of the Buyer contained in this Agreement. Any indemnification payment made pursuant to this Agreement shall be treated as an adjustment to purchase price for tax purposes, except as otherwise required by law or deemed impermissible under GAAP. Such payment shall not result in an adjustment to the value of the original investment reported by the Company under GAAP. (ii) Third Party Claims. Promptly after receipt by any Indemnitee or Company Indemnitee (in either case, an “Indemnified Party”) of notice of any demand, claim, or circumstances from a third party which would or might give rise to a claim or the commencement of any action in respect of which indemnity may be sought pursuant to Section 9(k)(i) (a “Third Party Claim”), such Indemnified Party shall promptly notify the Buyer or the Company (as applicable, the “Indemnifying Party”) in writing describing such Indemnified Liabilities or Company Indemnified Liabilities, as applicable (the “Indemnified Loss”), including the amount thereof, if known, in such detail as is reasonably practicable and the Indemnifying Party shall have thirty (30) calendar days after receipt of such notice to notify the Indemnified Party that it elects to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually and materially and adversely prejudiced by such failure to notify. If the Indemnifying Party timely notifies the Indemnified Party of its election to assume the defense of such third party claim, the Indemnifying Party shall have the right to undertake, conduct and control, the defense, conduct and settlement of such third party claim and the Indemnified Party shall provide its reasonable cooperation, including providing reasonable access to records and personnel during business hours to the Indemnifying Party in connection therewith; provided, that the requesting party shall (A) use commercially reasonable efforts to prevent the disruption of the business of the other party and its affiliates, and (B) not request disclosure of any confidential or legally privileged information, or any personal information, other than in compliance with applicable law. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) the Indemnifying Party shall have failed to assume the defense of such action within such thirty (30) calendar day period, or (iii) in the reasonable judgment of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Party, the Indemnifying Party shall not affect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such

-33- settlement includes an unconditional release of such Indemnified Party from all liability arising out of such action and such settlement shall not include any admission as to fault on the part of the Indemnified Party. For the avoidance of doubt, the obligations of the Indemnitees and Company Indemnitees contained in this Section 9(k)(ii) shall apply to Third Party Claims only, and shall not apply to direct claims by or between an Indemnitee and the Company. (iii) Limitations. (1) Except in the case of Fraud or Willful Breach, notwithstanding anything to the contrary, the maximum aggregate liability of the Company for all Indemnified Losses under Section 9(k)(i) shall be equal to the amount that has been actually funded by the Buyer on the Closing Date. (2) Prior to and in conjunction with seeking indemnification, an Indemnified Party shall use its commercially reasonable efforts to mitigate the amount of Indemnified Losses for which it may be entitled to indemnification hereunder. (3) Except in the case of Fraud or Willful Breach, the right of the Indemnitees to be indemnified pursuant to this Section 9(k) will be the sole and exclusive remedy of the Indemnitees with respect to all monetary losses in connection with, arising out of, or resulting from the subject matter of this Agreement. Notwithstanding any other provision of this Agreement, no party hereto shall be liable for any exemplary or punitive damages or any other damages to the extent not reasonably foreseeable arising out of or in connection with this Agreement or the transactions contemplated hereby (in each case, unless any such damages are awarded pursuant to a third party claim). Notwithstanding the foregoing, nothing in this Section 9(k) will limit any party’s right to seek and obtain specific performance or injunctive relief to which any party may be entitled. (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. (m) Remedies. Each party to this Agreement shall be entitled to enforce all rights provided herein specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the parties recognize that in the event that any party fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the non-breaching parties. The parties therefore agrees that the non-breaching parties shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security. (n) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state, local or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

-34- [Signature Pages Follow]

[Signature Page to Securities Purchase Agreement] IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above. BUYER: ALTA FOX OPPORTUNITIES FUND, LP By: Alta Fox GenPar, LP, its general partner By: Alta Fox Equity, LLC, its general partner By: Name: Patrick Connor Haley Title: Manager

BUYER SCHEDULE (1) (2) (3) (4) (5) Buyer Address and Email Original Principal Amount of Notes Purchase Price Legal Representative’s Address Alta Fox Opportuniti es Fund, LP Please deliver any notices other than Pre-Notices to: 640 Taylor Street, Ste. 2522 Fort Worth, Texas 76102 (817) 350-4230 operations@altafoxcapital.c om $25,000,000 $25,000,000 Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attention: James P. Barri, Jared J. Fine and Kim De Glossop Email: jbarri@goodwinlaw.com, jfine@goodwinlaw.com and kdeglossop@goodwinlaw.c om

ANNEX I CERTAIN DEFINED TERMS “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. “Benefit Plan” means any of (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan". “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral“ shall have the meaning assigned such term in the Security Agreement. “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the U.S. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (a) the environment, (b) preservation or reclamation of natural resources, (c) the management, Release or threatened Release of any Hazardous Material or (d) health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the "minimum funding standard" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of the Company or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Company or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA. “Event of Default” shall have the meaning assigned such term in the Notes. “Excluded Joint Venture” means each of (i) X Display Technology Limited and (ii) Miortech Holding BV. “Fraud” means an actual and intentional misrepresentation, omission or concealment of a material fact by a party to this Agreement with respect to one of its written representations or warranties contained in this Agreement, (a) made with actual knowledge that the applicable representation or warranty was false, (b) made with the intent to induce the Company, in the case of the Buyer, in the case of the Company, to enter into this Agreement and (c) that caused the Company, in the case of the Buyer, in the case of the Company, in reasonable reliance upon such misrepresentation, omission or concealment of a material fact to (i) enter into this Agreement and (ii) suffer damages as a result of such reasonable reliance. For the avoidance of doubt, “Fraud” expressly excludes any claim based on constructive fraud, negligence misrepresentation, recklessness or a similar theory. “Funded Indebtedness” means Indebtedness of the Company or any of its Subsidiaries that (i) arises from the lending of money by any person to the Company or any of its Subsidiaries, (ii) is evidenced by bonds, debentures, notes or similar instruments, (iii) constitutes Capital Lease Obligations (as defined in the Note), (iv) consists of obligations in respect of the deferred purchase price of property (excluding accounts payable incurred in the ordinary course of business), (v) constitutes obligations (contingent or otherwise) as an account party in respect of letters of credit, (vi) constitutes an Off-Balance Sheet Liability, (vii) constitutes a guarantee of Indebtedness of the type described in any of clauses (i)-(vi) and (viii) of this definition of Funded Indebtedness or (viii) constitutes Indebtedness of the type described in any of clauses (i)-(vii) of this definition of Funded Indebtedness of another Person that is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (as defined in the Note) on property owned or acquired by the Company or any of its Subsidiaries, whether or not the Indebtedness secured thereby has been assumed. “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "toxic materials," "toxic waste," or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. “Holder” means a Holder as defined in the Notes.

“Indebtedness” shall have the meaning assigned such term in the Notes. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Note Party” means the Company and each Guarantor. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of any substance into the environment. “Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation, bylaws, or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People's Republic, the so- called Luhansk People's Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state, His Majesty's Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty's Treasury of the United Kingdom or other relevant sanctions authority. “subsidiary” means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent. “taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.